Exhibit 10.4

LETTER AGREEMENT

September 12, 2011

1St International Bank

1912 Avenue K

Plano, Texas 75074

Attn: John Shaver

Lazarus Energy LLC

3200 Southwest Freeway, Suite 3300

Houston, Texas 77027

Attn: Jonathan Carroll, Manager

Lazarus Energy Holdings LLC

3200 Southwest Freeway, Suite 3300

Houston, Texas 77027

Attn: Jonathan Carroll, Manager

Re:

That certain Forbearance Agreement dated effective August 12, 2011 (the “Effective Date”) by and among 1st International Bank, a Texas state bank, (“1St International”), Lazarus Energy LLC, a Delaware limited liability company (“Lazarus”), Jonathan P. Carroll (“Jonathan Carroll”), Gina L. Carroll (“Gina Carroll”), Lazarus Energy Holdings LLC, a Delaware limited liability company (“Lazarus Holdings”), GEL Tex Marketing, LLC, a Delaware limited liability company (“GEL”), and Milam Services, Inc., a Delaware corporation (“MSI”) (1st International, Lazarus, Jonathan Carroll, Gina Carroll, Lazarus Holdings, GEL and MSI shall each be referred to herein individually as a “Party” and collectively as the “Parties”)

Gentlemen:

As you are aware, pursuant to the above referenced Forbearance Agreement (the “Forbearance Agreement”), the continued effectiveness of the Forbearance Agreement is conditioned upon consent to the Forbearance Agreement and the transactions contemplated therein by the United States Department of Agriculture (the “USDA”) pursuant to Section 12 of the Forbearance Agreement within thirty (30) days after the Effective Date. The Parties wish to extend the deadline for consent to the Forbearance Agreement by the USDA pursuant to the terms of this letter agreement.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree to amend Section 12 of the Forbearance Agreement to provide that the deadline for consent by the USDA to the Forbearance Agreement and the transactions contemplated thereby shall be extended to sixty (60) days after the Effective Date from the original thirty (30) day deadline originally provided for in the Forbearance Agreement.

September 12, 2011

1St International Bank

Lazarus Energy LLC

Lazarus Energy Holdings LLC

Except as modified by this letter agreement, all of the terms and conditions of the Forbearance Agreement are hereby ratified and confirmed and shall remain in full force and effect.

Facsimile or electronic mail delivery of this letter agreement signed by each Party to the others shall be binding and effective the same as if an original signed copy has been delivered by each Party to the others. This letter agreement may be executed in multiple counterparts, each of which shall be considered an original, and all of which together shall constitute one and the same document.

Sincerely,

GEL TEX MARKETING, LLC

By:
Name:
Title:

MILAM SERVICES, INC.

By:
Name:
Title:

ACKNOWLEDGED AND AGREED BY:

1sT INTERNATIONAL BANK, a

Texas state bank

By:   /s/ JOHN SHAVER

        John Shaver, Vice President

September 12, 2011

1St International Bank

Lazarus Energy LLC

Lazarus Energy Holdings LLC

ACKNOWLEDGED AND AGREED BY:

LAZARUS ENERGY LLC, a

Delaware limited liability company

By:   /s/ Jonathan Carroll

        Jonathan Carroll, Manager

LAZARUS ENERGY HOLDINGS LLC,

a Delaware limited liability company

By: /s/ JONATHAN P. CARROLL

      Jonathan Carroll, Manager

/s/ JONATHAN P. CARROLL

Jonathan P. Carroll

/s/ GINA L. ARROLL

Gina L. Carroll